UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Science & Technology Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Following a steep sell-off early in the year, equities regained momentum in the fall and turned in a solid performance in 2010. The S&P 500 rallied sharply in the second half, driven by improved corporate earnings and encouraging economic signs, including a rebound in U.S. manufacturing, which recorded jobs gains for the first time in more than a decade. The Federal Reserve’s decision to introduce a second round of quantitative easing and the government’s extension of federal tax cuts also buoyed stock prices. Technology stocks outpaced the broader market as spending on technology by individuals and businesses strengthened and investors became increasingly optimistic about the economic outlook. In this climate, your fund achieved a second consecutive year of favorable results.

For the year ended December 31, 2010, your fund returned 21.25%, exceeding the gains of its Lipper peer group and the unmanaged S&P 500 Index. (Returns for the Advisor Class shares were slightly lower, reflecting its different cost structure.) Strong results in the second half were fueled by large appreciation in several software and telecommunications equipment stocks. Results were hurt by weaker performance in the semiconductor and hardware groups. Many holdings that lagged in the first half were among our top gainers in the past six months.

MARKET ENVIRONMENT

Equity markets have rebounded dramatically from their painful lows in early 2009. Technology investors have enjoyed particularly large returns as the sector was the market’s top performer in 2009 and a strong performer in 2010. This result was driven most significantly by the cyclicality of technology: In a bad economy, earnings decline more than overall corporate profits; in a good or improving one, they typically grow faster. In addition to the cyclical improvement, the sector has benefited from rapid innovation that has fueled spending growth, especially on smartphones by individuals and cloud computing by businesses. As spending levels have improved, earnings have recovered sharply because technology businesses are able to generate additional revenue without adding commensurate costs.

The broader market’s vigorous rally of the past six months was fueled by continued improvements in earnings and investors’ expectations for a pickup in economic activity. Technology valuations have recovered from their depressed levels of early 2009, and expectations for the group are higher than they’ve been in quite some time. In light of this, we believe substantial medium-term gains are less likely. However, we remain confident in our core positions and our in-depth analysis of stocks, which has continued to uncover attractive new technology opportunities. Additionally, we are seeing opportunities in health care and alternative energy and have modestly increased our weights in these areas.

PORTFOLIO REVIEW

The fund remains diversified across the principal segments of science and technology. At the end of 2010, software accounted for 32% of the portfolio, down modestly from midyear. We increased our weight in semiconductors, which now composes 20% of the portfolio. Media, hardware, and IT services are at about 10% each, consistent with our allocation of six months ago. For the second half of the year, the telecommunication equipment and media groups were our biggest gainers, while our health care positions in aggregate increased the least.

Two of our best contributors were longstanding software industry leaders Autodesk, the maker of AutoCAD and related design software, and Intuit, the provider of TurboTax tax preparation and Quick Books accounting software. We are always looking for opportunities like these: great businesses trading at low valuations for reasons we are confident are either inappropriate or temporary. We built a large position in each company in 2009 and benefited from their strong performances in 2010. Autodesk remains in the portfolio, albeit at a modest size, and we eliminated Intuit in the second half as a result of its fuller valuation. (Please see the portfolio of investments for a complete list of fund holdings and the amount each represents in the portfolio.)

ON Semiconductor was a new holding and one of our largest contributors. We were attracted to ON’s diverse and durable business, extremely low valuation, and management’s focus on creating shareholder value. We built a large position in the first half of the year, and the stock enjoyed substantial appreciation in the second half as earnings exceeded low expectations and investors became positive on its pending acquisition of Sanyo Semiconductor.

At midyear, we discussed our optimism that NVIDIA, the fund’s largest detractor for the first half, would have a much better second half. The stock rallied as NVIDIA delivered improved results in its personal computer graphics business and secured wins for its cutting edge Tegra mobile chip, which is used to run applications on smartphones and tablet computers. Tegra is providing a large opportunity for NVIDIA, given the continued rapid growth of smartphones and the great potential for tablet computers, as evidenced by the early success of Apple’s iPad.

In August, security provider McAfee announced an agreement to sell itself to Intel for a 60% premium to where the stock was trading. McAfee was one of our largest positions, and we added to our holdings during a difficult first half of the year given our view that the business was both markedly undervalued and potentially appealing to larger technology companies. We expect the recent uptick in technology acquisitions to continue as many large companies seek to garner a greater share of technology spending.

Red Hat is a longstanding core holding and one of our favorite businesses. As the leading provider of open source software, most notably the dominant Linux operating system, Red Hat gained market share in the technology spending downturn and continues to do so in the upturn. As a result of this performance and the company’s favorable positioning for the adoption of cloud computing, Red Hat’s stock has seen dramatic appreciation, up by a factor of six since late 2008. With the stock better reflecting the company’s favorable prospects, we moderated the position size toward year-end.

Ciena is a new position in the past few months that has quickly delivered gains. Ciena provides networking technologies, primarily for the largest telecommunications networks. It expanded its business early in the year through the acquisition of Nortel’s optical networking business. We believe the resulting product portfolio strongly positions Ciena to participate in an anticipated large build-out of optical networks to support the rapid growth in network traffic, particularly for video. Ciena’s better-than-expected quarterly results and signs of progress in addressing the optical network opportunity drove rapid appreciation in the stock.

Nintendo was a dismal performer in 2009 and lagged again in 2010 due to increased competition for its Wii and DS gaming systems, but we are increasingly enthusiastic about its prospects. In the coming months, Nintendo will release the next generation of its DS portable gaming console, called the 3DS. This product is most notable for enabling users to play games and view content in 3-D, and it doesn’t require special 3-D glasses. We think the 3DS has a great opportunity to fill the large gap between consumers’ desire for 3-D entertainment and the lack of products that currently offer this technology.

Unlike Nintendo in 2009, we didn’t have an outsized negative contributor in 2010. We were disappointed that our largest position, Microsoft, declined modestly despite continued strong financial performance. We remain confident in the company, and with the stock trading at an all-time low valuation, we used periods of weakness during the year to increase the position. We believe the market does not fully appreciate Microsoft’s dominant businesses—its Windows operating systems and its Office productivity software. In addition, Microsoft appears better positioned for the adoption of cloud computing than the market realizes. Consumer innovation has been a shortcoming for Microsoft, as exemplified by its lack of a credible alternative to Apple’s iPad tablet computer. But the company is making progress in the consumer market with its Kinect natural interface device for the Xbox gaming console, which has sold more than eight million units since its November 2010 launch.

Palm was not a large position, but it was one of our largest detractors as its innovative Pre and Pixi smartphones were unable to carve out a niche in the market amid the appeal of the iPhone and Google Android devices. Hewlett-Packard bought Palm in the first half of 2010 for a substantial premium to its stock price at the time but far below the level at which it had previously traded. This was a painful reminder that technology innovation in the absence of clear differentiation, favorable timing, and influential partners is often insufficient for success.

Dell began the year as a modest position but is now a fairly large one as we have accumulated shares on weakness. Dell’s valuation suggests the market believes its business is on the verge of a long-term decline. We acknowledge the root of that concern; that is, the personal computer is becoming less central to computing as a result of the massive growth in smartphones and tablet computers. Nevertheless, we expect PCs to continue growing—albeit modestly—for the foreseeable future and believe that business PCs, from which Dell earns nearly all its PC profits, are more resilient to these challenges than consumer PCs. In addition, while it is synonymous with the PC industry, Dell has some benefits of diversification through its services and storage businesses.

Dell is representative of our view that good investments can come from all points on the growth-value continuum. All things equal, we would only own the stocks of companies with the best future prospects. But those are typically the ones with the highest valuation multiples and most optimistic investor expectations. As we seek to achieve favorable returns with appropriate levels of risk, it is critical that we give full consideration to all types of stocks. Many of the best stocks of 2010, including several we owned, such as Red Hat and managed hosting provider Rackspace Hosting, were high-growth companies. We are interested to see how the coming year will play out on this front.

STRATEGY REVIEW AND OUTLOOK

In the past six months, our holdings were slanted more toward larger-cap and lower-valuation stocks than smaller-cap and higher-valuation shares. While the latter group generally outperformed, our portfolio performed well as a result of strong stock selection, with more than 15 positions gaining at least 50% since July 1, 2010. We continue to find opportunities in several large, lower-valuation stocks, including Microsoft and Dell. Smaller-caps that are among our top positions include analog semiconductor maker National Semiconductor, data center operator Equinix, and touch technology innovator Synaptics.

Six months ago, we noted our favorable medium-term outlook for science and technology stocks. Since that time, the market—and especially technology stocks—have enjoyed substantial gains on the strength of favorable earnings and a more encouraging economic outlook. Your fund has generated two consecutive years of outstanding returns.

However, higher valuations make us somewhat less optimistic about medium-term prospects. What’s more, considerable macroeconomic risks remain, including continued high levels of unemployment and public sector cutbacks, which could curtail technology spending. But we believe the fund is well positioned and will continue to benefit from the expertise and collaboration of our global research team. I look forward to reporting to you in six months on the progress of our efforts.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

January 18, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 93.6%		
ENERGY 1.5%		
Energy Related 1.5%		
First Solar (1)	356,300	46,369
Total Energy		46,369
HARDWARE 9.3%		
Consumer Electronics 3.8%		
Apple (1)	345,900	111,574
Dolby Laboratories, Class A (1)	105,400	7,030
		118,604
Enterprise Hardware 5.5%		
Dell (1)	6,172,600	83,639
Hewlett-Packard	1,159,300	48,806
Rovi (1)	261,897	16,240
Taser International (1)(2)	4,201,700	19,748
		168,433
Total Hardware		287,037
HEALTH CARE 4.3%		
Biotechnology 0.6%		
Monsanto	249,800	17,396
		17,396
Healthcare Services 0.6%		
St. Jude Medical (1)	467,700	19,994
		19,994
Medical Devices 2.3%		
Medtronic	616,700	22,873
Stryker	313,900	16,857

Zimmer Holdings (1)	605,100	32,482
		72,212
Pharmaceuticals 0.8%		
Pfizer	1,418,900	24,845
		24,845
Total Health Care		134,447
IT SERVICES 9.1%		
IT Services 9.1%		
Accenture, Class A	1,917,399	92,975
Equinix (1)	710,100	57,703
Genpact (1)	2,469,700	37,539
IBM	484,819	71,152
Rackspace Hosting (1)	704,003	22,113
Total IT Services		281,482
MEDIA 10.4%		
Internet 8.3%		
Amazon.com (1)	200,600	36,108
Bitauto Holdings, ADR (1)	188,000	1,662
Google, Class A (1)	325,300	193,218
Youku.com, Class A, Acquisition Date: 9/15/10 Acquisition Cost $6,161 (1)(3)	12,378,700	22,873
Youku.com, ADR (1)	104,300	3,652
		257,513
Media & Entertainment 2.1%		
Liberty Media Interactive, Class A (1)	2,459,600	38,788
Time Warner	810,200	26,064
		64,852
Total Media		322,365

SEMICONDUCTORS 19.5%		
Analog Semiconductors 3.2%		
National Semiconductor	7,081,652	97,443
		97,443
Digital Semiconductors 11.7%		
Advanced Micro Devices (1)	5,716,000	46,757
Atheros Communications (1)	485,800	17,450
Intel	1,244,380	26,169
Marvell Technology Group (1)	2,860,100	53,055
Micron Technology (1)	7,995,500	64,124
NVIDIA (1)	4,045,600	62,302
ON Semiconductor (1)	9,387,739	92,751
		362,608
Semiconductor Capital Equipment 4.6%		
Applied Materials	4,412,143	61,991
Lam Research (1)	1,051,500	54,447
MEMC Electronic Materials (1)	2,369,300	26,678
		143,116
Total Semiconductors		603,167
SOFTWARE 31.9%		
Applications Software 5.8%		
Adobe Systems (1)	1,835,000	56,482
Autonomy (GBP) (1)	1,665,000	39,068
RealNetworks (1)(2)	7,866,660	33,040
Synaptics (1)(2)	1,778,757	52,260
		180,850
Consumer Software 4.5%		
Electronic Arts (1)	3,866,300	63,330
Nintendo (JPY)	215,300	63,192

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
RealNetworks	$ 3,003	$ -	$ -	$ 33,040	$ 25,449
Synaptics	10,369	463	-	52,260	*
Taser International	18,721	-	-	19,748	-
T. Rowe Price Government Reserve Investment Fund, 0.19%	¤	¤	150 ^	173,990	191,035
T. Rowe Price Reserve Investment Fund	¤	¤	-	-	28,385
Totals			$ 150	$ 279,038	$ 244,869

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 256,176
Dividend income	150
Interest income	-
Investment income	$ 150
Realized gain (loss) on securities	$ 243
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,863,808)	$ 3,107,645
Receivable for investment securities sold	17,028
Receivable for shares sold	2,964
Dividends receivable	761
Other assets	161
Total assets	3,128,559
Liabilities	
Payable for investment securities purchased	20,245
Payable for shares redeemed	10,194
Investment management fees payable	1,692
Due to affiliates	543
Other liabilities	488
Total liabilities	33,162
NET ASSETS	$ 3,095,397
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (652,671)
Net unrealized gain	243,833
Paid-in capital applicable to 115,461,737 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	3,504,235
NET ASSETS	$ 3,095,397
NET ASSET VALUE PER SHARE	
Investor Class	
($2,682,474,355 / 100,007,776 shares outstanding)	$ 26.82
Advisor Class	
($412,922,294 / 15,453,961 shares outstanding)	$ 26.72

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $146,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $9,282,000 for the year ended December 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Participation Notes During the year ended December 31, 2010, the fund was a party to participation notes and other types of equity-linked derivative instruments (referred to collectively as participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,812,069,000 and $2,048,151,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss or expiring capital loss carryforwards. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

There were no distributions in the years ended December 31, 2010 and December 31, 2009. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $327,262,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $129,421,000 in fiscal 2011, $7,359,000 in fiscal 2015, $212,386,000 in fiscal 2016 and $303,225,000 in fiscal 2017. Further, $16,427,000 of the fund’s unused capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $129,000 for Price Associates; $2,994,000 for T. Rowe Price Services, Inc.; and $1,170,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $41,000 for shareholder servicing costs related to the college savings plans, of which $29,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, representing 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 ⅓% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2010, the fund incurred $1,000 in interest expense related to outstanding borrowings on 2 days in the average amount of $21,800,000 and at an average annual rate of 1.23%. At December 31, 2010, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Science & Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Daniel Flax (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly student, Columbia
Business School (to 2006)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, MIT Sloan School
of Management (to 2007), and Bowdoin College
(to 2005)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Research Analyst and
Co-portfolio Manager, Taurus Asset Management
(to 2006), Onex Public Markets Group (to 2006)

Shalin Mody (1980)	Employee, T. Rowe Price; formerly student,
Vice President	University of Chicago, Booth School of Business
(to 2009), Associate, FLAG Capital (to 2007)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Equity Analyst intern,
American Century Investments (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011